UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2005

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                000-07539              13-2599131

        (State or Other            (Commission           (IRS Employer
 Jurisdiction of Incorporation)    File Number)       Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666



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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

     (a) On March 14, 2005, Windsortech announced the appointment of Seth A. Grossman, a member of the company's board of directors, as president and chief operating officer. Mr. Grossman replaces Joel Owens who will continue as executive vice president of the Data Center Hardware & Data Center Maintenance groups of Windsortech's subsidiary, QSGI and has also been appointed director of international operations. Text of the press release dated March 14, 2005 titled "Windsortech Appoints Seth Grossman President & Chief Operating Officer; Joel Owens Appointed Managing Director of International Operations" is furnished as Exhibit 99.1.

     (b)  The following  exhibits are being filed or furnished with this report:

Exhibit    a. Text of press release issued by WindsorTech, Inc. dated March 14,
99.1 2005, titled "Windsortech Appoints Seth Grossman President & Chief Operating Officer; Joel Owens Appointed Managing Director of International Operations"




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WINDSORTECH, INC.


Date: March 16, 2005                        By:   /S/  Edward L. Cummings
                                                 ----------------------------
                                                  Edward L. Cummings
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer





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